Bitcoin Depot Reports First Quarter 2024 Financial Results

Strengthens Footprint with Over 2,000 New Retail Locations Signed in the First Quarter of 2024

Committed to Acquire Approximately 3,200 Additional Kiosks Year-to-Date to Support Expansion Strategy

Remains on Track to Deploy 8,000 Kiosks by the End of 2024

ATLANTA – May 14, 2024 – Bitcoin Depot Inc. (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, today reported financial results for the first quarter ended March 31, 2024. Bitcoin Depot will host a conference call and webcast at 10:00 a.m. ET today. An earnings presentation and link to the webcast will be made available at ir.bitcoindepot.com.

"Bitcoin Depot’s momentum continued in the first quarter as we fortified our industry-leading market share, expanded our footprint to new geographies, and purchased thousands of kiosks for our future growth plans” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “We plan to continue our expansion of our total operating fleet size and are on track to reach our goal of 8,000 Bitcoin ATMs installed by the end of 2024 ahead of schedule after signing over 2,000 new retail locations during the first quarter. Our strategic expansion into Puerto Rico and Australia marks a significant step toward our goal of bringing Bitcoin to the masses and establishing a market-leading presence outside of North America. Looking ahead, we remain well-positioned to execute our strategic goals this year as the world's leading Bitcoin ATM network while continuing to optimize the business for maximum profitability ahead."

First Quarter 2024 Financial Results

Revenue in the first quarter of 2024 was $138.5 million, down 15% from $163.6 million in the first quarter of 2023.

Gross Profit in the first quarter of 2024 was $14.4 million, down 26% from $19.5 million for the first quarter of 2023. Gross Profit margin in the first quarter of 2024 was 10.4% compared to 11.9% in the first quarter of 2023.

Total operating expenses were $16.6 million for the first quarter of 2024, compared to $13.6 million for the first quarter of 2023.

Net loss for the first quarter of 2024 was $4.2 million, compared to net income of $6.1 million for the first quarter of 2023.

Adjusted EBITDA, a non-GAAP measure, in the first quarter of 2024 was $4.9 million, compared to Adjusted EBITDA of $13.6 million for the first quarter of 2023. Please see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Trailing Twelve Months Ended March 31, 2024

Revenue during the trailing twelve months ended March 31, 2024 was $663.9 million, up 1% from $655.9 million compared to the twelve months ended March 31, 2023.

Gross Profit in the twelve months ended March 31, 2024 was $83.4 million, up 29% from $64.6 million compared to the twelve months ended March 31, 2023. Gross Profit margin in the twelve months ended March 31, 2024 was 12.6% compared to 9.8% in the twelve months ended March 31, 2023.

Total operating expenses were $73.5 million for the twelve months ended March 31, 2024, compared to $56.9 million for the twelve months ended March 31, 2023.

Net loss for the twelve months ended March 31, 2024 was $8.8 million, compared to net income of $13.0 million for the twelve months ended March 31, 2023.

Adjusted EBITDA, a non-GAAP measure, in the twelve months ended March 31, 2024 was $47.6 million, compared to Adjusted EBITDA of $49.5 million for the twelve months ended March 31, 2023. Please see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $42.2 million as of the end of the first quarter of 2024.

Recent Business Highlights

•
Bitcoin Depot continued to strengthen its industry-leading market share with 7,061 kiosk locations and 6,734 BDCheckout locations at the end of 1Q24

•
Announced sales team expansion and ordered approximately 3,200 kiosks year-to-date to meet the growing demand from retailers and to support bold expansion strategy

•
Announced over 1,600 new retail locations signed in 1Q24 spanning across several states to increase Bitcoin Depot’s fleet of deployed kiosks and support ambitious goal of deploying 8,000 Bitcoin ATMs by year-end

•
Strengthened profit share program through signed partnerships with Sopris Capital and an investment fund. Through the profit share program, Bitcoin Depot has already added more than 300 additional BTM kiosk locations in 2024
•
Expanded footprint internationally into Puerto Rico and Australia

•
Signed first major grocery store partnership with Fareway across 66 locations

Conference Call

Bitcoin Depot will hold a conference call at 10:00 a.m., Eastern time (7:00 a.m. Pacific time), today to discuss its financial results for the first quarter ended March 31, 2024.

Call Date: Tuesday, May 14, 2024

Time: 10:00 a.m. Eastern time (7:00 a.m. Pacific time)

U.S. dial-in: 646-968-2525

International dial-in: 888-596-4144

Conference ID: 1037410

The conference call will broadcast live and be available for replay here following the call.

Please call the conference telephone number approximately 10 minutes before the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Bitcoin Depot’s investor relations team at 1-949-574-3860.

A replay of the call will be available beginning after 2:00 p.m. Eastern time on May 14, 2024 through May 21, 2024.

U.S. replay number: 609-800-9909

International replay number: 800-770-2030

Conference ID: 1037410

About Bitcoin Depot

Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to bitcoin at Bitcoin Depot kiosks in 49 states and at thousands of name-brand retail locations in 29 states through its BDCheckout product. The Company has the largest market share in North America with approximately 7,100 kiosk locations as of April 1, 2024. Learn more at www.bitcoindepot.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, our ability to strengthen our financial profile, and worldwide growth in the adoption and use of cryptocurrencies,. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,“ ”plan,“ ”potential,“ ”priorities,“ ”project,“ ”pursue,“ ”seek,“ ”should,“ ”target,“ ”when,“ ”will,“ ”would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of our projected financial information; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

BITCOIN DEPOT INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Current:
Cash and cash equivalents	$42,151	$29,759
Cryptocurrencies	441	712
Accounts receivable	348	245
Prepaid expenses and other current assets	8,766	6,554
Total current assets	51,706	37,270
Property and equipment:
Furniture and fixtures	635	635
Leasehold improvements	172	172
Kiosk machines - owned	24,667	24,222
Kiosk machines - leased	20,499	20,524
Total property and equipment	45,973	45,553
Less: accumulated depreciation	(23,228)	(20,699)
Total property and equipment, net	22,745	24,854
Intangible assets, net	3,502	3,836
Goodwill	8,717	8,717
Operating lease right-of-use assets, net	1,019	484
Deposits	577	412
Deferred tax assets	1,804	1,804
Total assets	$90,070	$77,377

BITCOIN DEPOT INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2024 (unaudited)	December 31, 2023
Liabilities and Stockholders’ Equity
Current:
Accounts payable	$10,576	$8,337
Accrued expenses and other current liabilities	18,869	21,545
Notes payable	3,437	3,985
Income taxes payable	2,545	2,484
Deferred revenue	912	297
Operating lease liabilities, current portion	454	279
Current installments of obligations under finance leases	5,459	6,801
Other non-income tax payable	2,299	2,297
Total current liabilities	44,551	46,025
Long-term liabilities
Notes payable, non-current	35,863	17,101
Operating lease liabilities, non-current	666	319
Obligations under finance leases, non-current	2,293	2,848
Deferred income tax, net	851	846
Tax receivable agreement liability due to related party, non-current	865	865
Total Liabilities	85,089	68,004
Commitments and Contingencies (Note 18)
Stockholders’ Equity
Series A Preferred Stock, $0.0001 par value; 50,000,000 authorized, 3,075,000 and 3,125,000 shares issued and outstanding, at March 31, 2024 and December 31, 2023, respectively	—	—
Class A common stock, $0.0001 par value; 800,000,000 authorized, 13,721,691 and 13,602,691 shares issued, and 13,531,071 and 13,482,047 shares outstanding at March 31, 2024 and December 31, 2023, respectively	1	1
Class B common stock, $0.0001 par value; 20,000,000 authorized, no shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Class E common stock, $0.0001 par value; 2,250,000 authorized, 1,075,761 shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Class M common stock, $0.0001 par value; 300,000,000 authorized, no shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Class O common stock, $0.0001 par value; 800,000,000 authorized, no shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Class V common stock, $0.0001 par value; 300,000,000 authorized, 44,100,000 shares issued and outstanding at March 31, 2024 and December 31, 2023	4	4
Treasury stock	(437)	(279)
Additional paid-in capital	18,215	17,326
Accumulated deficit	(34,201)	(32,663)
Accumulated other comprehensive loss	(199)	(203)
Total Stockholders’ (Deficit) Attributable to Legacy Bitcoin Depot	(16,617)	(15,814)
Equity attributable to non-controlling interests	21,598	25,187
Total Stockholders’ Equity	4,981	9,373
Total Liabilities and Stockholders’ Equity	$90,070	$77,377

BITCOIN DEPOT INC.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME AND COMPREHENSIVE (LOSS) INCOME

(UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2024	2023	2024	2023
Revenue	$138,539	$163,603	$663,903	$655,909
Cost of revenue (excluding depreciation and amortization)	121,287	141,300	567,925	574,567
Operating expenses:
Selling, general, and administrative	13,606	10,836	60,540	40,137
Depreciation and amortization	2,947	2,796	12,939	16,779
Total operating expenses	16,553	13,632	73,479	56,916
Income from operations	699	8,671	22,499	24,426
Other (expense) income:
Interest (expense)	(4,944)	(2,947)	(13,923)	(12,168)
Other income (expense)	6	(115)	(16,616)	(99)
(Loss) on foreign currency transactions	(127)	(148)	(268)	304
Total other (expense)	(5,065)	(3,210)	(30,807)	(11,963)
(Loss) Income before provision for income taxes and non-controlling interest	(4,366)	5,461	(8,308)	12,463
Income tax benefit	138	622	(533)	538
Net (loss) income	(4,228)	6,083	(8,841)	13,001
Net income attributable to Legacy Bitcoin Depot unit holders	—	6,291	6,615	13,583
Net (loss) attributable to non-controlling interest	(2,690)	(208)	12,184	(581)
Net (loss) attributable to Bitcoin Depot Inc.	(1,538)	—	(27,640)	—
Other comprehensive income (loss), net of tax
Net (loss) income	(4,228)	6,083	(8,841)	13,002
Foreign currency translation adjustments	13	—	9	(98)
Total comprehensive (loss) income	(4,215)	6,083	(8,832)	12,904
Comprehensive income attributable to Legacy Bitcoin Depot unit holders	—	6,291	6,594	6,837
Comprehensive (loss) attributable to non-controlling interest	(2,677)	(208)	12,214	(581)
Comprehensive (loss) attributable to Bitcoin Depot Inc.	$(1,538)	$—	$(27,640)	$—
Net (loss) attributable to Bitcoin Depot Inc.	$(1,538)	$—	$(27,640)	$—

Explanation and Reconciliation of Non-GAAP Financial Measures

Bitcoin Depot reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This press release includes both historical and projected Adjusted EBITDA, Adjusted Gross Profit, and certain ratios and other metrics derived therefrom such as Adjusted EBITDA margin and Adjusted Gross Profit margin, which are not prepared in accordance with GAAP.

Bitcoin Depot defines Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, non-recurring expenses, share-based compensation, expenses related to the PIPE financing and miscellaneous cost adjustments. Such items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. In addition, Bitcoin Depot defines Adjusted Gross Profit (a non-GAAP financial measure) as revenue less cost of revenue (excluding depreciation and amortization) and depreciation and amortization adjusted to add back depreciation and amortization. Bitcoin Depot believes Adjusted EBITDA and Adjusted Gross Profit each provide useful information to investors and others in understanding and evaluating Bitcoin Depot’s results of operations, as well as provide a useful measure for period-to-period comparisons of Bitcoin Depot’s business performance. Adjusted EBITDA and Adjusted Gross Profit are each key measurements used internally by management to make operating decisions, including those related to operating expenses, evaluate performance and perform strategic and financial planning. However, you should be aware that Adjusted EBITDA and Adjusted Gross Profit are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Bitcoin Depot’s financial results, and further, that Bitcoin Depot may incur future expenses similar to those excluded when calculating these measures. Bitcoin Depot primarily relies on GAAP results and uses both Adjusted EBITDA and Adjusted Gross Profit on a supplemental basis. Neither Adjusted EBITDA or Adjusted Gross Profit should be considered in isolation from, or as an alternative to, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP and may not be indicative of Bitcoin Depot’s historical or future operating results. Bitcoin Depot’s computation of both Adjusted EBITDA and Adjusted Gross Profit may not be comparable to other similarly titled measures computed by other companies because not all companies calculate such measures in the same fashion. As such, undue reliance should not be placed on such measures.

Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from the projections of Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Bitcoin Depot is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

The following table presents a reconciliation of Net (loss) income to Adjusted EBITDA for the periods indicated:

BITCOIN DEPOT INC.

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(UNAUDITED)

	Three Months Ended March 31,		Twelve Months Ended March 31,
(in thousands)	2024	2023	2024	2023
Net (loss) income	$(4,228)	$6,083	(8,841)	13,002
Adjustments:
Interest expense	4,944	2,947	13,923	12,168
Income tax (benefit)	(138)	(622)	533	(538)
Depreciation and amortization	2,947	2,796	12,939	16,779
Expense related to the PIPE transaction (1)	—	—	14,896	—
Non-recurring expenses (1)	463	2,238	7,523	6,631
Share-based compensation	897	191	3,230	1,421
Special bonus (3)	—	—	3,040	—
Expenses associated with the termination of the phantom equity participation plan	—	—	350	—
Adjusted EBITDA	$4,885	$13,633	$47,593	$49,463
Adjusted EBITDA margin (2)	3.5%	8.3%	7.2%	7.5%

(1)
Comprised of non-recurring professional service fees.
(2)
Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. The Company uses this measure to evaluate its overall profitability.
(3)
Amount includes (A) Transaction bonus and related taxes to employees of approximately $1.4 million and (B) Founder Transaction bonus as a result of close of the Merger, of approximately $1.6 million, recognized as stock-based compensation, for the twelve months ended March 31, 2024.

The following table presents a reconciliation of revenue to Adjusted Gross Profit for the periods indicated:

BITCOIN DEPOT INC.

RECONCILIATION OF REVENUE TO ADJUSTED GROSS PROFIT

(UNAUDITED)

	Three Months Ended March 31,		Twelve Months Ended March 31,
(in thousands)	2024	2023	2024	2023
Revenue	$138,539	$163,603	$663,903	$655,909
Cost of revenue (excluding depreciation and amortization)	(121,287)	(141,300)	(567,925)	(574,566)
Depreciation and amortization excluded from cost of revenue	(2,881)	(2,796)	(12,540)	(16,779)
Gross Profit	$14,371	$19,507	$83,438	$64,564
Adjustments:
Depreciation and amortization excluded from cost of revenue	$2,881	$2,796	$12,540	$16,779
Adjusted Gross Profit	$17,252	$22,303	$95,978	$81,343
Gross Profit Margin (1)	10.4%	11.9%	12.6%	9.8%
Adjusted Gross Profit Margin (1)	12.5%	13.6%	14.5%	12.4%

(1)
Calculated as a percentage of revenue

Contacts:

Investors
Cody Slach, Alex Kovtun
Gateway Group, Inc.
949-574-3860
BTM@gateway-grp.com

Media
Zach Kadletz, Brenlyn Motlagh, Ryan Deloney
Gateway Group, Inc.
949-574-3860
BTM@gateway-grp.com